Exhibit 99.1

Kennedy Wilson Announces $1.8 Billion Senior Notes Offering

BEVERLY HILLS, Calif.—(BUSINESS WIRE)—Kennedy-Wilson, Inc. (the “Issuer”), a wholly-owned subsidiary of global real estate investment company Kennedy-Wilson Holdings, Inc. (the “Company” or “Kennedy Wilson”), today announced that it has commenced a private offering (the “Offering”) of $1.8 billion in aggregate principal amount of senior notes, consisting of senior notes due 2031 (the “2031 Notes”) and senior notes due 2033 (the “2033 Notes” and, together with the 2031 Notes, the “Notes”) pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

If the Merger (as defined and discussed below) is consummated, the Company expects to use the net proceeds from the Offering (i) to redeem in full the Issuer’s 4.750% senior notes due 2029 (the “2029 Existing Notes”) and 4.750% senior notes due 2030 (the “2030 Existing Notes”), and pay any related premiums, if any, fees and expenses, including accrued and unpaid interest with respect to the 2029 Existing Notes and 2030 Existing Notes, (ii) to make an offer to purchase the 5.000% senior notes due 2031 (the “2031 Existing Notes”) pursuant to the fundamental change provisions of the indenture governing the 2031 Existing Notes, and (iii) the remainder, if any, to repay all or a portion of the indebtedness outstanding under the Issuer’s unsecured credit facility and/or for general corporate purposes.

As previously announced, the Company is party to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 16, 2026, as amended on March 25, 2026, by and among the Company, Kona Bidco, LLC and Kona Merger Subsidiary, Inc. (“Merger Sub”), an entity affiliated with a consortium led by William McMorrow, Chairman and Chief Executive Officer of the Company, and certain other senior executives of the Company, and including Fairfax Financial Holdings Limited (“Fairfax”) (collectively, the “Consortium”), pursuant to which, subject to the satisfaction of customary closing conditions, Merger Sub would merge with and into the Company, and the Company would continue as the surviving corporation (the “Merger”). Upon the consummation of the Merger, the Notes will be fully and unconditionally guaranteed on an unsecured basis by the Company and certain of its subsidiaries (the “Guarantees”).

If the Offering closes prior to the consummation of the Merger, the gross proceeds from the sale of the Notes will be deposited into an escrow account (the “Escrow Account”). If the Merger is not consummated on or prior to November 16, 2026 (or such later date as agreed to by the parties to the Merger Agreement), the Notes will be subject to a special mandatory redemption, at a price (the “Special Mandatory Redemption Price”) equal to 100% of the initial issue price of the Notes plus accrued and unpaid interest, if any, from the issue date of the Notes to, but not including, the date of such special mandatory redemption.

Fairfax, directly or through one or more of its affiliates, has committed to fund any shortfall between the amount of funds held in the Escrow Account and the Special Mandatory Redemption Price.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Notes and the Guarantees will be offered only to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and to certain persons outside the United States pursuant to

Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act or under any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and, accordingly, are subject to significant restrictions on transfer and resale.

About Kennedy Wilson

Kennedy Wilson (NYSE: KW) is a leading real estate investment company with $36 billion of assets under management in high growth markets across the United States, the UK and Ireland. Drawing on decades of experience, its relationship-oriented team excels at identifying opportunities and building value through market cycles, closing more than $60 billion in total transactions across the property spectrum since going public in 2009. Kennedy Wilson owns, operates, and builds real estate within its high-quality, core real estate portfolio and through its investment management platform, where the company targets opportunistic equity and debt investments alongside partners. For further information, please visit www.kennedywilson.com.

Additional Information About the Merger and Where to Find It

This press release is being made in respect of the proposed merger involving the Company and the Consortium. The Company expects to seek, and intends to file with the Securities Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with a special meeting of the Company stockholders for purposes of obtaining, stockholder approval of the Merger (the “Definitive Proxy Statement”). The Definitive Proxy Statement will be sent or given to the stockholders of the Company and will contain important information about the Merger and related matters. The Company, affiliates of the Company and affiliates of the Consortium intend to jointly file a Schedule 13E-3 with the SEC. The Company may also file other documents with the SEC regarding the Merger. This press release is not a substitute for the Definitive Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.kennedywilson.com/financial-information-and-sec-filings/sec-filings. The information found on, or otherwise accessible through, the Company’s website is not incorporated by reference into, nor does it form a part of, this press release or any other document that the Company files with the SEC.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the Merger will be set forth in the Definitive Proxy Statement for its stockholder meeting at which the Merger will be submitted for approval by the Company’s stockholders. You may also find additional information about the Company’s directors and executive officers in the Company’s Amendment No. 1 to Form 10-K/A, which was filed with the SEC on April 29, 2026, under the sections “Director Compensation,” “Executive Compensation,” “Security Ownership of Management and Certain Beneficial Owners” and “Certain Relationships and Related Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Definitive Proxy Statement and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities regulations. These forward-looking statements are necessarily estimates reflecting the judgment of the Company’s senior management based on the Company’s current estimates, expectations, forecasts and projections and include comments that express the Company’s current opinions about trends and factors that may impact future results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the Merger will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain the necessary stockholder approval, or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger may be terminated in circumstances requiring the Company or Fairfax, as the case may be, to pay a termination fee; (3) the risk that the Merger disrupts the Company’s or Fairfax’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with those with whom it does business; (5) the effect of the announcement or pendency of the Merger on the Company’s or Fairfax’s operating results and business generally; (6) the significant costs, fees and expenses related to the Merger; (7) the risk that the Company’s or Fairfax’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company, Fairfax and/or their respective directors, executive officers or other related persons; (9) other risks that could affect the Company’s or Fairfax’s business, financial condition or results of operations, including those set forth in (i) the Company’s most recent Annual Report on Form 10-K and any subsequent filings, or (ii) Fairfax’s most recently issued Annual Report, which is available at www.fairfax.ca, and in its Base Shelf Prospectus (under “Risk Factors”) filed with the securities regulatory authorities in Canada, which is available on SEDAR+ at www.sedarplus.ca; and (10) other risks to the consummation of the Merger, including the risk that the Merger will not be consummated within the expected time or at all. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the Company’s or Fairfax’s control, and involve known and unknown risks and uncertainties that could cause the Company’s or Fairfax’s actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this press release and other filings with the SEC and with the securities regulatory authorities in Canada. Any such forward-looking statements, whether made in this press release or elsewhere, should be considered in the context of the various disclosures made by the Company or Fairfax, as applicable, about its businesses including, without limitation, the risk factors discussed in the Company’s and Fairfax’s filings with the SEC and the securities regulatory authorities in Canada.

If the Merger is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in (i) the Company’s most recent Annual Report on Form 10-K, which is available online at www.sec.gov, as well as the Company’s subsequent filings, and (ii) Fairfax’s most recently issued Annual Report, which is available at www.fairfax.ca, and in its Base Shelf Prospectus (under “Risk Factors”) filed with the securities regulatory authorities in Canada, which is available on SEDAR+ at www.sedarplus.ca. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, neither the Company nor Fairfax undertakes any obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

KW-IR

Contacts

Investors

Daven Bhavsar, CFA

Head of Investor Relations

+1 (310) 887-3431

dbhavsar@kennedywilson.com

Media

Emily Heidt

Managing Director, Communications

+1 (310) 887-3499

eheidt@kennedywilson.com